LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND

December 2, 1997

Dear Shareholder:

We are pleased to report that The JPM Institutional Service Treasury Money Market Fund outperformed its benchmark, the IBC U.S. Treasury & Repo Money Fund Average, for the period July 7, 1997(commencement of operations) to October 31, 1997. The Fund returned 1.34% for the period versus a benchmark return of 1.18%. We believe that security selection and active maturity management contributed to the Fund's return for the period and that these investment decisions have helped the Fund to outperform its benchmark (see table on page 2).

The Fund maintained a stable $1.00 net asset value over the period. The Fund's net assets were approximately $36.0 million while the net assets of The Treasury Money Market Portfolio, in which the Fund invests, totaled approximately $117.1 million on October 31, 1997, the end of the reporting period.

We call your attention to the Portfolio Manager Q&A on page 3, in which Skip Johnson, the lead Portfolio manager, discusses some of the events affecting the market and how the Portfolio was positioned to respond to them.

As chairman, and president of Asset Management Services, we look forward to sharing Morgan's insights regarding financial markets with you. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,


/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated



TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . . 1  FUND FACTS AND HIGHLIGHTS. . . . . . 5

FUND PERFORMANCE . . . . . . . . . . 2  FINANCIAL STATEMENTS . . . . . . . . 8

PORTFOLIO MANAGER Q&A. . . . . . . . 3

Fund performance

EXAMINING PERFORMANCE
The table below shows unannualized total returns for the Fund and its benchmark. These returns illustrate the Fund's absolute and relative performance since its commencement of operations on July 7, 1997.

PERFORMANCE                                       TOTAL RETURNS
                                                  ---------------------------
                                                  THREE          SINCE
AS OF OCTOBER 31, 1997                            MONTHS         INCEPTION*
-----------------------------------------------------------      ------------
The JPM Institutional Service Treasury
     Money Market Fund                            1.34%          1.34%
IBC U.S. Treasury
     & Repo Money Fund Average                    1.18%          1.18%
Lipper Institutional U.S.
     Treasury Money Market Fund Average           1.28%          1.28%

AS OF SEPTEMBER 30, 1997
------------------------------------------------------------------------------
The JPM Institutional Service Treasury
     Money Market Fund                            N/A            0.89%
IBC U.S. Treasury
     & Repo Money Fund Average                    N/A            0.79%
Lipper Institutional U.S. Treasury
     Money Market Fund Average                    N/A            0.85%


*THE FUND COMMENCED OPERATIONS ON JULY 7, 1997 AND HAS PROVIDED A TOTAL RETURN OF 1.71% FROM THAT DATE THROUGH OCTOBER 31, 1997. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM JULY 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE.

N/A - PERIOD LESS THAN THREE MONTHS.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. PERFORMANCE OF THE IBC U.S. TREASURY & REPO MONEY FUND AVERAGE IS THAT OF AN AVERAGE OF FUNDS MANAGED SIMILARLY TO THE FUND. IBC IS A NATIONALLY-RECOGNIZED SOURCE OF MONEY MARKET FUND DATA. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A


[PHOTOGRAPH]


Following is an interview with ROBERT R. ("SKIP") JOHNSON, a member of the portfolio management team for The Treasury Money Market Portfolio, in which the Fund invests. Prior to joining Morgan in 1988, he held senior positions with the Bank of Montreal and U.S. Steel. This interview was conducted on November 28, 1997 and reflects Skip's views on that date.

HOW WOULD YOU CHARACTERIZE THE SHORT-TERM FIXED INCOME MARKETS OVER THE PAST 12 MONTHS?

RRJ: All through 1996 and the first quarter of 1997, short-term interest rates rose. The Federal Reserve tightened monetary policy by raising interest rates 25 basis points on March 25th, its last move so far, and since then, further tightening has been expected. However, economic growth for the year may be slowing down from its brisk pace. It was perceived to be slowing in June and interest rates rallied a bit. Then in August, there was new concern that the economy may be experiencing higher growth and thus the need for the Fed to tighten again.

  The Fed tightening earlier this year may have increased short-term rates by 25 basis points, but there has been a significant rally in the market since then and short-term yields have fallen as investors sought comfort in the Treasury bill market. Some of the movement into money market funds was a result of the stock market turbulence, followed by concerns about the currency crisis in the Pacific Rim. Also, the supply of Treasury bills has decreased due to an improvement in the Federal budget deficit. And, as always, many people just want to hold Treasury bills, regardless of the level of interest rates.

  However, events in the Far East may have an impact on our own economy, and thus interest rate levels. The strong third quarter real GDP growth rate of three and a half percent will be carefully watched to see if any erosion results from the events overseas. Some have forecast as much as a half a percent decline in real GDP due to the happenings in the Far East. of course, our economy may be slowing on its own. We are forecasting slower growth and lower profit margins in 1998.

DO YOU THINK THAT THE FED HAS ANOTHER SURPRISE HIKE IN RATES IN MIND LIKE EARLIER THIS YEAR?

RRJ: Over recent months, the yield of Treasury bills has been slightly lower than we had anticipated, and we would expect that there will not be much change in rates going forward. I think the Fed is probably on hold as far as a tightening is concerned, until we see some evidence of inflation.

  We think that we may see rates go up a bit, and we wouldn't rule out the Fed tightening another 25 basis points next year, depending on levels of inflation. But you could very well see, twelve months from now, interest rates at the same level they're at today.

WHAT ARE THE PROSPECTS FOR INFLATION?

RRJ: Inflation has been held in check by a strong dollar as well as things like moderate health care inflation. It's a sector that has been very well behaved and we're watching that very closely, as we are the strength of the dollar, which has made imported goods cheaper and has kept a lid on inflation. There is almost no inflation in the pipeline of raw materials and intermediate materials, so we've been living in a very comfortable world as far as inflation is concerned.

THE BIG FOCUS HAS BEEN ON LABOR MARKET TIGHTNESS AND POTENTIAL WAGE INFLATION. RIGHT?

RRJ: I think that's the key. We feel that's where the pressure will begin. With the strains on capacity and the tight work force, pressures will be seen on the wage side before it's felt on the goods side.

HOW WILL THIS OUTLOOK AFFECT THE POSITIONING OF THE PORTFOLIO?

RRJ: For the most part we have kept the Portfolio at our mid-range duration, and we may position it a little shorter to take advantage of what we feel will be year-end pressure in the market. We want to be sure to take advantage of those rates as they rise. Since so much of the return on the Portfolio is dependent on repurchase agreements, year-end pressures on rates is likely to increase our returns.

Fund facts

INVESTMENT OBJECTIVE
The JPM Institutional Service Treasury Money Market Fund seeks to provide current income, maintain a high level of liquidity and preserve capital. It is designed for investors who seek to preserve capital and earn current income from a portfolio of direct obligations of the U.S. Treasury and obligations of certain U.S. government agencies.

---------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
7/7/97

---------------------------------------------------------------------------
NET ASSETS AS OF 10/31/97
$35,982,637

---------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

---------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
MONTHLY
LONG-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/19/97


EXPENSE RATIO
The Fund's current expense ratio of 0.30% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

Fund highlights
ALL DATA AS OF OCTOBER 31, 1997

DAYS TO MATURITY
(PERCENTAGE OF TOTAL INVESTMENTS)

[GRAPH]

 0-30 DAYS     94.9%
31-60 DAYS      0.0%
61-90 DAYS      0.0%
  90+ DAYS      5.1%


AVERAGE 7-DAY YIELD
5.26%

AVERAGE LIFE
23 days

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. WHILE THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL CONTINUE TO DO SO.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund distributions and may reflect the reimbursement of the fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. The fund invests through a master portfolio(another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                     THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

THE JPM INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Treasury Money Market Portfolio ("Portfolio"), at
  value                                                                 $36,122,874
Receivable for Expense Reimbursements                                        18,410
Deferred Organization Expenses                                               10,295
Other Assets                                                                    174
                                                                        -----------
    Total Assets                                                         36,151,753
                                                                        -----------
LIABILITIES
Dividends and Distributions Payable to Shareholders                          92,143
Registration Fee Payable                                                     34,251
Shareholder Servicing Fee Payable                                             8,371
Organization Expenses Payable                                                 4,884
Administrative Services Fee Payable                                             822
Fund Services Fee Payable                                                        28
Administration Fee Payable                                                       19
Accrued Expenses                                                             28,598
                                                                        -----------
    Total Liabilities                                                       169,116
                                                                        -----------

NET ASSETS
Applicable to 35,981,663 Shares of Beneficial Interest Outstanding
  (par value $0.001, unlimited shares authorized)                       $35,982,637
                                                                        -----------
                                                                        -----------
Net Asset Value, Offering and Redemption Price Per Share                      $1.00
                                                                               ----
                                                                               ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                                         $35,981,663
Accumulated Net Realized Gain on Investment                                     974
                                                                        -----------
    Net Assets                                                          $35,982,637
                                                                        -----------
                                                                        -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 7, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                     $473,715
Allocated Portfolio Expenses (Net of
  Reimbursement of $44,853)                                     (2,651)
                                                              --------
    Net Investment Income Allocated from
      Portfolio                                                471,064

FUND EXPENSES
Registration Fees                                  $ 38,606
Shareholder Servicing Fee                            25,501
Professional Fees                                    11,414
Printing Expenses                                    10,367
Transfer Agent Fees                                   6,928
Administrative Services Fee                           2,510
Amortization of Organization Expenses                   705
Fund Services Fee                                       251
Administration Fee                                      231
Trustees' Fees and Expenses                              19
Miscellaneous                                         1,526
                                                   --------
    Total Fund Expenses                              98,058
Less: Reimbursement of Expenses                     (76,815)
                                                   --------
NET FUND EXPENSES                                               21,243
                                                              --------
NET INVESTMENT INCOME                                          449,821

NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                      1,037
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $450,858
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                     JULY 7, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $       449,821
Net Realized Gain on Investment Allocated from
  Portfolio                                                  1,037
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                           450,858
                                                   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                     (449,821)
Net Realized Gain                                              (63)
                                                   ----------------
    Total Distributions to Shareholders                   (449,884)
                                                   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (AT
  A CONSTANT $1.00 PER SHARE)
Proceeds from Shares of Beneficial Interest Sold        69,740,321
Reinvestment of Dividends and Distributions                 54,475
Cost of Shares of Beneficial Interest Redeemed         (33,813,133)
                                                   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                               35,981,663
                                                   ----------------
    Total Increase in Net Assets                        35,982,637
                                                   ----------------
NET ASSETS
Beginning of Period                                             --
                                                   ----------------
End of Period                                      $    35,982,637
                                                   ----------------
                                                   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period are as follows:

                                                    FOR THE PERIOD
                                                     JULY 7, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          1.00
                                                   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.0169
Net Realized Gain on Investment                             0.0000(a)
                                                   ----------------
Total from Investment Operations                            0.0169
                                                   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                       0.0169
Net Realized Gain                                           0.0000(a)
                                                   ----------------
Total Distributions to Shareholders                         0.0169
                                                   ----------------

NET ASSET VALUE, END OF PERIOD                     $          1.00
                                                   ----------------
                                                   ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  1.71%(b)
Net Assets, End of Period (in thousands)           $        35,983
Ratios to Average Net Assets
  Expenses                                                     .28%(c)
  Net Investment Income                                       5.29%(c)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     1.43%(c)

------------------------
(a) Less than $0.0001.

(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional Service Treasury Money Market Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on July 7, 1997.

The Fund invests all of its investable assets in The Treasury Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (31% at October 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The Fund records its share of net investment income, realized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

   c) Substantially all the Fund's net investment income and net realized capital gains, if any, are declared as dividends daily and paid monthly. Net short term gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and may be reflected in the Fund's daily dividends. Substantially all the realized net long-term capital gains, if any, of the Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

   d) The Fund incurred organization expenses in the amount of $11,000. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

   e) The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Code applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

THE JPM INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

   f) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the period July 7, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $231.

   b) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and the other portfolios in which the Trust and The JPM Pierpont Funds invest (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of the their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the period July 7, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $2,510.

      Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than the following respective percentages of average daily net assets of the Fund for the periods indicated below:

June 1, 1997 - August 31, 1997....................................       0.25%
September 1, 1997 - November 30, 1997.............................       0.30%
December 1, 1997 - February 28, 1998..............................       0.35%
March 1, 1998 - May 31, 1998......................................       0.40%
June 1, 1998 - February 28, 1999..................................       0.36%

      For the period July 7, 1997 (commencement of operations) to October 31, 1997, Morgan has agreed to reimburse the Fund $76,815 for expenses under this agreement. The total operating expenses for the

THE JPM INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      Fund is a blended ratio which is based on reimbursements in effect from July 7, 1997 (commencement of operations to October 31, 1997 and may not necessarily represent the actual amount incurred by a shareholder.

   c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.05% of the average daily net assets of the Fund. For the period July 7, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $25,501.

   d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $251 for the period July 7, 1997 (commencement of operations) to October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, the Master Portfolios, and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of these total fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Institutional Service Treasury Money Market Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Institutional Service Treasury Money Market Fund (one of the series constituting part of The JPM Institutional Funds, hereafter referred to as the "Fund") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period July 7, 1997 (commencement of operations) to October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 17, 1997

The Treasury Money Market Portfolio

Annual Report October 31, 1997

(The following pages should be read in conjunction with The JPM Institutional Service Treasury Money Market Fund
Annual Financial Statements)

THE TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

  PRINCIPAL                                                                      YIELD TO
    AMOUNT                                                           MATURITY    MATURITY/
(IN THOUSANDS)                  SECURITY DESCRIPTION                   DATE        RATE          VALUE
--------------    -------------------------------------------------  ---------   ---------   -------------
U.S. TREASURY OBLIGATIONS (64.8%)
$      70,000     United States Treasury Bills.....................   11/13/97      4.745%   $  69,905,694
        3,000     United States Treasury Notes.....................    8/15/98      5.875        3,005,123
        3,000     United States Treasury Notes.....................    8/31/98      6.125        3,008,182
                                                                                             -------------
                      TOTAL U.S. TREASURY OBLIGATIONS                                           75,918,999
                                                                                             -------------
REPURCHASE AGREEMENT (35.1%)
       41,109     Goldman Sachs Repurchase Agreement, dated
                    10/31/97, at 5.70%, proceeds include interest
                    $41,128,527, (collateralized by $41,375,000
                    U.S. Treasury Bonds 5.875%, due 8/31/99 valued
                    at $41,931,637.)...............................    11/3/97      5.700       41,109,000
                                                                                             -------------
                  TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE (99.9%)                        117,027,999
                  OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                                      76,001
                                                                                             -------------
                  NET ASSETS (100.0%)                                                        $ 117,104,000
                                                                                             -------------
                                                                                             -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Amortized Cost and Value            $ 75,918,999
Repurchase Agreement at Amortized Cost and Value     41,109,000
Cash                                                        678
Receivable for Investments Sold                      69,953,489
Interest Receivable                                      75,337
Deferred Organization Expenses                           13,103
Receivable for Expense Reimbursement                     21,737
Prepaid Expenses and Other Assets                           364
                                                   ------------
    Total Assets                                    187,092,707
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    69,905,694
Custody Fee Payable                                      27,992
Advisory Fee Payable                                     18,907
Organization Expenses Payable                            14,000
Administrative Services Fee Payable                       2,827
Administration Fee Payable                                  165
Fund Services Fee Payable                                   136
Accrued Expenses                                         18,986
                                                   ------------
    Total Liabilities                                69,988,707
                                                   ------------

NET ASSETS
Applicable to Investors' Beneficial Interests      $117,104,000
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 7, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                               $1,365,297

EXPENSES
Advisory Fee                                       $ 49,123
Professional Fees and Expenses                       32,906
Custodian Fees and Expenses                          29,410
Administrative Services Fee                           7,289
Amortization of Organization Expenses                   897
Fund Services Fee                                       800
Administration Fee                                      406
Miscellaneous                                         6,231
                                                   --------
    Total Expenses                                  127,062
Less: Reimbursement of Expenses                    (118,095)
                                                   --------
NET EXPENSES                                                       8,967
                                                              ----------
NET INVESTMENT INCOME                                          1,356,330

NET REALIZED GAIN ON INVESTMENTS                                   3,337
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $1,359,667
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                     JULY 7, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $     1,356,330
Net Realized Gain on Investments                             3,337
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         1,359,667
                                                   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          154,888,508
Withdrawals                                            (39,144,175)
                                                   ----------------
    Net Increase from Investors' Transactions          115,744,333
                                                   ----------------
    Total Increase in Net Assets                       117,104,000

NET ASSETS
Beginning of Period                                             --
                                                   ----------------
End of Period                                      $   117,104,000
                                                   ----------------
                                                   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                     JULY 7, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                             0.04%(a)
  Net Investment Income                                5.52%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                              0.48%(a)

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Treasury Money Market Portfolio (the "Portfolio") is one of two subtrusts ("portfolios") comprising Series Portfolio II. Series Portfolio II is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 9, 1997. The Portfolio commenced operations on July 7, 1997. The Portfolio's investment objective is to provide current income, maintain a high level of liquidity and preserve capital. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   a) Investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

      The Portfolio's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The Portfolio incurred organization expenses in the amount of $14,000. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning at the commencement of operations of the Portfolio.

   c) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

2. TRANSACTIONS WITH AFFILIATES

   a) The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion and 0.10% on any excess over $1 billion. For the period July 7, 1997 (commencement of operations) to October 31, 1997, such fees amounted to $49,123.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

   b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio and certain other investment companies subject to similar agreements with FDI. For the period July 7, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $406.

   c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the period July 7, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $7,289.

      Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than the following respective percentages of average daily net assets of the Fund for the periods indicated below:

June 1, 1997-August 31, 1997..........................................       0.00%
September 1, 1997-November 30, 1997...................................       0.05%
December 1, 1997-February 28, 1998....................................       0.10%
March 1, 1998-May 31, 1998............................................       0.15%
June 1, 1998-February 28, 1999........................................       0.20%

      For the period July 7, 1997 (commencement of operations) to October 31, 1997, Morgan has agreed to reimburse the Portfolio $118,095 for expenses under this agreement. The total operating expenses for the Fund is a blended ratio which is based on reimbursements in effect from July 7, 1997 (commencement of options) to October 31, 1997 and may not necessarily represent the actual amount incurred by a shareholder.

   d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $800 for the period July 7, 1997 (commencement of operations) to October 31, 1997.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $200.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Treasury Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Treasury Money Market Portfolio (one of the portfolios constituting Series Portfolio II, hereafter referred to as the "Portfolio") at October 31, 1997, and the results of its operations, the changes in its net assets and the supplementary data for the period July 7, 1997 (commencement of operations) to October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 17, 1997

JPM INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND

JPM INSTITUTIONAL SERVICE PRIME MONEY MARKET FUND

JPM INSTITUTIONAL SERVICE TAX EXEMPT
      MONEY MARKET FUND

JPM INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND




FOR MORE INFORMATION ON THE JPM INSTITUTIONAL SERVICE FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.


The

JPM Institutional

Service Treasury

Money Market Fund



ANNUAL REPORT
OCTOBER 31, 1997